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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 18, 1997




                           THE COOPER COMPANIES, INC.

             (Exact name of registrant as specified in its charter)


   Delaware                                 1-8597                       94-2657368
(State or other jurisdiction       (Commission File Number)     (IRS Employer Identification No.)
   of incorporation)
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       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)

                                 (510) 460-3600
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS.

On September 18, 1997, The Cooper Companies, Inc. (the "Company") issued a press release announcing the completion of its agreement with KeyBank National
Association to provide a $50 million senior secured revolving credit facility.
This release is filed as an exhibit hereto and incorporated by reference herein.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

               (c) Exhibits.

Exhibit
  No.      Description

99.1       Press Release Dated September 18, 1997 of The Cooper Companies, Inc.

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      THE COOPER COMPANIES, INC.



                                      By   /s/ Stephen C. Whiteford
                                         --------------------------------------
                                           Stephen C. Whiteford
                                           Vice President and
                                           Corporate Controller
                                           (Principal Accounting Officer)

Dated:  September 18, 1997

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                                  EXHIBIT INDEX


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
Exhibit                                                                 Sequentially
  No.          Description                                              Numbered Page

99.1           Press Release Dated September 18, 1997 of The
               Cooper Companies, Inc.

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